                                                                   EXHIBIT 10.97


                     COLLATERAL ASSIGNMENT OF DECLARANT'S RIGHTS

    This COLLATERAL ASSIGNMENT OF DECLARANT'S RIGHTS (this "AGREEMENT") is made as of the 1st day of August, 1997.

    1. BACKGROUND. Textron Financial Corporation, a Delaware corporation having a principal place of business at 333 East River Drive, Suite 305, East Hartford, Connecticut 06108 ("ADMINISTRATIVE AGENT"), in its capacity as Administrative Agent under that certain Loan and Security Agreement (as amended, the "LSA"), dated as of August 1, 1997 among Grand Summit Resort Properties, Inc., a Maine corporation having a principal place of business at P.O. Box 450, Sunday River Road, Bethel, ME 04217 (the "BORROWER"), and the lenders that are parties thereto, is the holder (on behalf of the aforesaid lenders) of a certain Mortgage, Assignment of Rents and Security Agreement given by the Borrower, dated as of August 1, 1997, and recorded in Carroll County, New Hampshire (the "LAND RECORDS") in Book 1711, Page 590 (the "MORTGAGE"). The Borrower is the declarant (the "DECLARANT") under that certain Declaration of Condominium for Grand Summit Hotel and Crown Club at Attitash Bear Peak, a condominium more particularly described on Schedule 1 attached hereto, as amended from time to time in accordance with the terms and provisions thereof and hereof (the "DECLARATION"), relating to the Attitash Project, as defined in the LSA and more particularly described on Exhibit A hereto (the "PROJECT").

    Except as otherwise specifically stated herein, capitalized terms used herein without definition shall have the meaning given to such terms in the Declaration.

    In consideration of the foregoing, and of the mutual promises and covenants herein contained and contained in the LSA, the Administrative Agent and the Declarant have entered into this Agreement.

    2. CONFIRMATION OF THE MORTGAGE. The Declarant hereby acknowledges and confirms that in granting the Mortgage to the Administrative Agent and entering into the LSA with the Administrative Agent and the lenders that are parties thereto, Declarant granted to the Administrative Agent a security interest in all of Declarant's rights and interests with respect to the property described in the Mortgage and the LSA. Declarant does hereby unconditionally and irrevocably grant to Administrative Agent a security interest in and a lien upon Declarant's rights as a declarant under the Declaration and all other rights which are reserved to the Declarant in the Declaration, including, but not limited to, any and all rights in and to the Convertible Land and any and all development rights or special declarant's rights, whether relating to the Convertible Land or otherwise (collectively, the "DECLARANT'S RIGHTS"). The aforesaid grant is hereby made subject to the Mortgage and shall be deemed to have been made in accordance with all of the terms and conditions thereof and for the purpose of securing the payment and performance of the obligations of Declarant under the Mortgage and the LSA, and the terms and provisions of the Mortgage and the LSA are incorporated herein by reference, as if set forth at length herein. Such grant is in addition to and not in substitution for any rights which the Administrative Agent and/or the lenders that are parties to the LSA may now have or hereafter acquire under the law of the State in which the Project is situated.

    3. ADDITIONAL COVENANTS OF DECLARANT. The Declarant hereby further covenants and agrees with Administrative Agent as follows:

         3.1 That the Declarant will not, without the prior written consent of Administrative Agent: (a) exercise any of the Declarant's Rights in any manner that materially and adversely affects the operation of Mortgaged Property (as defined in the Mortgage) or the Project situated thereon, (b) take any action, or omit any action, the result of which taking or omission would be the loss, abridgment or termination of any of such Declarant's Rights or (c) amend or modify, or approve any amendment or modification of, the Declaration that would (in the opinion of Administrative Agent) adversely affect the operation and prospects of the Mortgaged Property, the aforesaid Project or the security interests of Administrative Agent therein.

         3.2 That the Declarant shall fully perform all obligations, duties, agreements and conditions to be performed by the Declarant under the terms and provisions of the Declaration and under the laws of the State in which the Project is situated, and that the Declarant shall provide
    Administrative Agent with such evidence of such performance as Administrative Agent may reasonably request from time to time.

         3.3 The Declarant acknowledges and agrees that Administrative Agent is not responsible for any of the obligations or liabilities of the Declarant under the Declaration and the applicable laws of the State in which the Project is situated, including without limitation, any obligation or liability of any kind to any purchaser of quartershare interests, residential units or commercial units at the Mortgaged Property, and Declarant specifically acknowledges and agrees that in executing this Agreement Administrative Agent makes no warranties or covenants to any person or party as to title, merchantability, fitness for any particular purpose, physical condition, or otherwise, as to the Mortgaged Property, or any portion thereof, whether such be express or implied. The Declarant further acknowledges and agrees that neither the execution of this Agreement by Administrative Agent nor the execution of the Mortgage, the LSA or any other agreement or instrument in connection therewith shall relieve the Declarant from any of its obligations or duties under the Declaration or the applicable laws of the State in which the Project is situated, and that Administrative Agent shall have no duties or obligations under the Declaration or under the applicable laws of the State in which the Project is situated until such time as it should succeed to the status of Declarant in accordance with the Declaration or pursuant to a deed in lieu of foreclosure under the Mortgage.

         3.4 The Declarant hereby warrants to Administrative Agent that as of the date hereof (a) it has not executed any prior conveyance or assignment of any Declarant's Rights or other rights reserved by it in the Declaration; (b) that it has not performed any acts nor executed any instruments which might prevent Administrative Agent from exercising the terms and provisions of the Mortgage, the LSA, this Agreement or any other document executed and delivered by Declarant to Administrative Agent or which would limit Administrative Agent in the exercise of its rights thereunder or hereunder; (c) that as of the date hereof, the Declarant is the sole owner of the Declarant's Rights; and (d) that the Declarant's Rights have been validly created and reserved in accordance with all applicable requirements of the laws of the State in which the Project is situated.

    4. MISCELLANEOUS. This Agreement, and the covenants, conditions, warranties, and representations herein contained, shall inure to and bind the successors and assigns of the Declarant and Administrative Agent. Wherever used, the singular number shall include the plural, and the use of any gender shall be applicable to all genders. If any obligation or portion of this Agreement is determined to be invalid or unenforceable under law, it shall not affect the validity or enforcement of the remaining obligations or portions hereof. This Agreement is to be construed under the laws of the State of in which the Project is situated. All covenants, conditions, provisions, warranties, and other undertakings of Declarant contained in this Agreement, or in the Mortgage, LSA or any other agreement executed and delivered by Declarant in connection therewith, heretofore, concurrently or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of Declarant herein contained. The failure or delay of Administrative Agent to exercise or enforce any rights, liens, powers or remedies hereunder or under any of the aforesaid agreements shall not operate as a waiver of such liens, rights, powers and remedies, but all such liens, rights, powers and remedies shall continue in full force and effect. All liens, rights, powers and remedies herein provided for are cumulative and none are exclusive. Declarant shall do any and all things necessary, or take any action requested by Administrative Agent, to carry out the intent of this Agreement.

    5. DUPLICATE ORIGINALS, EXECUTION IN COUNTERPART. Two or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE]

    IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date and year first above written.



Signed and Acknowledged in the         GRAND SUMMIT RESORT PROPERTIES, INC.
Presence of:



/s/ Deirdre M. O'Callaghan             By /s/ Mark P. Girard
-------------------------------        -----------------------------
Name: Deirdre M. O'Callaghan           Its: Vice President


/s/ Ellen M. Grace
------------------------------
Name: Ellen M. Grace




STATE OF MAINE     )
                   )    SS.
COUNTY OF          )


    PERSONALLY APPEARED the above-named Mark P. Girard, Vice President of Grand Summit Resort Properties, Inc. and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said corporation.

    Before me,


                                  /s/ Lori L. Bridwell
                                  ------------------------------------
                                  Notary Public/Attorney at Law
                                  Print Name: Lori L. Bridwell
                                  My commission expires: November 30, 2000

Signed and Acknowledged                TEXTRON FINANCIAL CORPORATION, as in the
Presence of:                           Administrative Agent




/s/ Joseph L. Labbodie                 By /s/ Nicholas L. Mecca
-------------------------------          --------------------------------
Name: Joseph L. Labbodie               Its: V. P.


/s/ Jennifer L. Sauer
-------------------------------
Name: Jennifer L. Sauer




STATE OF CONNECTICUT    )
                        )    SS.
COUNTY OF HARTFORD      )



    The foregoing instrument was acknowledged before me this 12 day of August, 1996, by Nicholas L. Mecca, the V. P. of Textron Financial Corporation, a Delaware corporation, on behalf of said corporation.


                                       /s/ Christine M. Cordeira
                                      ---------------------------------
                                       Notary Public
                                       My Commission Expires: April 30, 2002

                                      SCHEDULE 1


The condominium established pursuant to that certain Declaration of Condominium Grand Summit Hotel and Crown Club at Attitash Bear Peak, A Condominium, dated March 26, 1997, recorded on March 28, 1997, in Book 1692, at Page 989, of the Office of the Registry of Deeds of Carroll County, New Hampshire, and according to that certain map entitled "Condominium Plan Grand Summit Hotel and Crown Club at Attitash Bear Peak, A Condominium", dated March 27, 1997, and recorded as Plan Number 159 / 53-65 in the Office of the Registry of Deeds of Carroll County, New Hampshire.



                                     Schedule 1-1

                                      EXHIBIT A

                                 PROPERTY DESCRIPTION




                                     Exhibit A-1